Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

CONDOR HOSPITALITY TRUST, INC.

Offer to Exchange

Shares of Common Stock

for Each Outstanding Share of

8% Series A Cumulative Preferred Stock

(CUSIP No. 20676Y205)

and

10% Series B Cumulative Preferred Stock

(CUSIP No. 20676Y304)

Pursuant to the Offer to Exchange dated August 6, 2015

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 9, 2015, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED IS REFERRED TO AS THE “EXPIRATION DATE”). YOU MAY WITHDRAW YOUR TENDER AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

The exchange agent (the “Exchange Agent”) for the Exchange Offer is:

American Stock Transfer & Trust Company, LLC

By Mail:	By Hand-Delivery, Express Mail, Courier or Other Expedited Service:

American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

For assistance call: (877) 248-6417 or (718) 921-8317

By Facsimile Transmission: (718) 234-5001

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery unless an agent’s message is delivered in accordance with Instruction 1 to this Letter of Transmittal.

The undersigned hereby acknowledges receipt of the Offer to Exchange dated August 6, 2015 (the “Offer to Exchange”) of Condor Hospitality Trust, Inc., a Maryland corporation (the “Company”), and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange its shares of its common stock, $.01 par value per share (the “Common Stock”), for shares of its 8% Series A Cumulative Preferred Stock (the “Series A Preferred Stock”) and 10% Series B Cumulative Preferred Stock (the “Series B Preferred Stock”) (the Series A Preferred Stock and Series B Preferred Stock are referred to hereinafter as the “Preferred Stock”). For each share of Preferred Stock, including accrued and unpaid dividends, tendered in the

Exchange Offer and accepted for exchange, the holder of that share of Preferred Stock will be entitled to receive 5.38 shares of Common Stock for each share of Series A Preferred Stock and 13.71 shares of Common Stock for each share of Series B Preferred Stock.

This Letter of Transmittal is to be completed by a holder of Preferred Stock either if certificates are to be forwarded with the Letter of Transmittal or if a tender of certificates for Preferred Stock, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Offer to Exchange under “The Exchange Offer—Book Entry Delivery Procedures.” Holders of Preferred Stock whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Preferred Stock into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”) and all other documents required by this Letter of Transmittal to the Exchange Agent on or before September 9, 2015 (the “Expiration Date”), must tender their Preferred Stock according to the guaranteed delivery procedures set forth in the Offer to Exchange under “The Exchange Offer—Procedures for Tendering Shares of Preferred Stock—Guaranteed Delivery.” See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The undersigned hereby tenders the Preferred Stock described in Box 1 below pursuant to the terms and conditions described in the Offer to Exchange and this Letter of Transmittal. The undersigned is the registered owner of all the tendered shares of Preferred Stock and the undersigned represents that it has received from each beneficial owner of the tendered shares of Preferred Stock (collectively, the “Beneficial Owners”) a duly completed and executed form of “Instructions with respect to the Offer to Exchange,” a form of which is attached to the “Letter to Clients” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

Subject to, and effective upon, the acceptance for exchange of the tendered shares of Preferred Stock, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in, to and under the shares of Preferred Stock that are being tendered hereby, waives any and all other rights with respect to such Preferred Stock and releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such shares of Preferred Stock, including without limitation, any claims that the undersigned is entitled to receive additional dividend payments with respect to such shares of Preferred Stock or to participate in any redemption of such Preferred Stock.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Preferred Stock, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver the tendered shares of Preferred Stock to the Company or cause ownership of the tendered shares of Preferred Stock to be transferred to, or upon the order of, the Company, on the books of the registrar for the Preferred Stock and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned’s agent, of the Common Stock to which the undersigned is entitled upon acceptance by the Company of the tendered shares of Preferred Stock pursuant to the Exchange Offer, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Preferred Stock all in accordance with the terms and conditions of the Exchange Offer, as described in the Offer to Exchange.

Unless otherwise indicated under “Special Issuance Instructions” below (Box 2), please issue the Common Stock exchanged for tendered shares of Preferred Stock in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions” below (Box 3), please send or cause to be sent the certificates for the Common Stock (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1 or provide the name of the account at DTC to which the Common Stock should be issued.

The undersigned understands that tenders of Preferred Stock pursuant to the procedures described under the caption “The Exchange Offer” in the Offer to Exchange and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms of the Exchange Offer set forth in the Offer to Exchange under the caption “The Exchange Offer—Terms of the Exchange Offer,” and subject to the conditions of the Exchange Offer set forth in the Offer to Exchange under the caption “The Exchange Offer—Conditions to the Exchange Offer,” subject only to withdrawal of tenders on the terms set forth in the Offer to Exchange under the caption “The Exchange Offer—Withdrawals of Tenders.” All authority conferred in this Letter of Transmittal or agreed to be conferred will survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned of any Beneficial Owners under this Letter of Transmittal will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the shares of Preferred Stock being surrendered, and that, when the shares of Preferred Stock are accepted for exchange as contemplated in this Letter of Transmittal, the Company will acquire good and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements, other obligations relating to their sale or transfer and adverse claims. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

BEFORE COMPLETING THE BOXES.

☐	CHECK HERE IF TENDERED SHARES OF PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE BOX 4 BELOW.

☐	CHECK HERE IF TENDERED SHARES OF PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE BOX 5 BELOW.

Name:

Address:

Box 1 DESCRIPTION OF SHARES OF PREFERRED STOCK TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appears on shares of Preferred Stock)	Shares of Preferred Stock Tendered (attach additional signed list if necessary)
	Type of Preferred Stock*	Securities Certificate Number(s)**	Aggregate Number of Shares Represented by Certificate(s)**	Aggregate Number of Shares Tendered***

			Total:	Total:

			(Series A Preferred Stock)	(Series A Preferred Stock)

			(Series B Preferred Stock)	(Series B Preferred Stock)

*  Indicate if Series A Preferred Stock or Series B Preferred Stock

**  Need not be completed if shares of Preferred Stock are being tendered by book-entry transfer.

***  Unless otherwise indicated, it will be assumed that all shares of Preferred Stock represented by certificates delivered to the Exchange Agent are being tendered. See Instruction 3.

Box 2 SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4, 5, and 6)

To be completed ONLY if the certificates for shares of Preferred Stock not tendered or accepted for exchange or the certificates for the Common Stock are to be issued in the name of someone other than the undersigned or if shares of Preferred Stock delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue: ☐   Common Stock and any unexchanged shares of Preferred Stock to:

Name:
(Please Print or Type)

Address:
(Include Zip Code)

(Taxpayer Identification or Social Security Number)

☐ Credit unexchanged shares of Preferred Stock delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

Box 3 SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4, 5, and 6)

To be completed ONLY if certificates for the shares of Preferred Stock not tendered or accepted for exchange or the certificates for the Common Stock are to be sent to someone other than the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail: ☐   Common Stock and any unexchanged shares of Preferred Stock to:

Name:
(Please Print or Type)

Address:
(Include Zip Code)

(Taxpayer Identification or Social Security Number)

Box 4 USE OF GUARANTEED DELIVERY (See Instruction 1)
To be completed ONLY if shares of Preferred Stock are being tendered by means of a Notice of Guaranteed Delivery.

Name(s) of Registered Holders(s):

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

Box 5 USE OF BOOK-ENTRY TRANSFER (See Instruction 1)
To be completed ONLY if delivery of shares of Preferred Stock is to be made by book-entry transfer.
Name of Tendering Institution:

Account Number:

Transaction Code Number:

Box 6

TENDERING HOLDER SIGNATURE

(See Instructions 1 and 4)

X

X

(Signature of Registered Holder(s) or Authorized Signatory)

Note: The above lines must be signed by the registered holder(s) of shares of Preferred Stock as their name(s) appear(s) on the shares or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, that person must set forth his or her full title below. See Instruction 4.

Name(s):

Capacity:

Street Address:
(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

Signature Guarantee:
(If Required by Instruction 4)

Authorized Signature:

Name:
(Please Print or Type)

Title:

Name of Firm:
(Must be Eligible institution as defined in Instruction 1)

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery. This Letter of Transmittal is to be used if (a) certificates for shares of Preferred Stock are to be physically delivered to the Exchange Agent herewith or (b) tenders are to be made according to the guaranteed delivery procedures. For holders whose shares of Preferred Stock are being delivered pursuant to the procedures for book-entry transfer, all as set forth in the Offer to Exchange, delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent’s Message.

To validly tender shares of Preferred Stock, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal (or a facsimile thereof) with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the shares of Preferred Stock, or an Agent’s Message, as the case may be, and any other documents required by this Letter of Transmittal or (b) a holder of shares of Preferred Stock must comply with the guaranteed delivery procedures set forth below.

Holders of shares of Preferred Stock who desire to tender shares of Preferred Stock pursuant to the Exchange Offer and whose certificates representing the shares of Preferred Stock are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may still exchange their shares of Preferred Stock by complying with the guaranteed delivery procedures set forth in the Offer to Exchange under “The Exchange Offer—Procedures for Tendering Shares of Preferred Stock—Guaranteed Delivery.” Pursuant to those procedures, (a) you tender your shares of Preferred Stock by or through a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program; (b) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such participant a properly completed and validly executed notice of guaranteed delivery, by manually signed facsimile transmission, mail or hand delivery, in substantially the form provided with this Offer to Exchange; and (c) the Exchange Agent receives a properly completed and validly executed Letter of Transmittal (or facsimile thereof) together with any required signature guarantees, or a book-entry confirmation, and any other required documents, within three NASDAQ trading days of the notice of guaranteed delivery.

The method of delivery of this Letter of Transmittal, the certificates for shares of Preferred Stock and other required documents is at the election and risk of the tendering holder. Except as otherwise provided in this Letter of Transmittal and in the Offer to Exchange, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend that the holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date.

2. Beneficial Owner Instructions to Registered Holders. Only a holder of shares of Preferred Stock or the holder’s legal representative or attorney-in-fact, or a person who has obtained a properly completed irrevocable proxy acceptable to the Company that authorizes such person, or that person’s legal representative or attorney-in-fact, to tender shares of Preferred Stock on behalf of the holder may validly tender the shares of Preferred Stock. Any Beneficial Owner of tendered shares of Preferred Stock who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal, or an Agent’s Message by DTC, on his or her behalf.

3. Partial Tenders. A holder may tender all or a portion of Preferred Stock. If a holder tenders less than all of his or her shares of Preferred Stock, such holder should fill in the number of shares of Preferred Stock so tendered in the column labeled “Number of Shares Tendered” of Box 1 above. All of the shares of Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

4. Signatures on the Letter of Transmittal; Signature Guarantees. If this Letter of Transmittal is signed by the registered holder(s) of the tendered shares of Preferred Stock, the signature must correspond with the name(s) as written on the face of the tendered shares of Preferred Stock without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the shares of Preferred Stock tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the shares of Preferred Stock.

If any of the tendered shares of Preferred Stock are registered in the name of two or more holders, all holders must sign this Letter of Transmittal. If any shares of Preferred Stock tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any share of Preferred Stock or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered holders of the shares of Preferred Stock tendered hereby, no endorsements of the shares of Preferred Stock or separate instruments of transfer are required unless shares of Preferred Stock not tendered or exchanged or Common Stock are to be issued to a person other than the registered holders, in which case signatures on the shares of Preferred Stock or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

Signatures on the Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program, each a Medallion Signature Guarantor, unless the shares of Preferred Stock tendered thereby are tendered: (a) by a holder whose name appears on a security position listing as the owner of those shares of Preferred Stock, who has not completed any of the boxes entitled “Special Instructions” or “Special Delivery Instructions” on the applicable Letter of Transmittal; or (b) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States referred to as an “Eligible Guarantor Institution.”

If the holder of the shares of Preferred Stock being tendered is a person other than the signer of the related Letter of Transmittal, or if shares of Preferred Stock not accepted for exchange or shares of Preferred Stock previously tendered and being withdrawn are to be returned to a person other than the registered holder or a DTC participant, then the signatures on the Letter of Transmittal accompanying the tendered shares of Preferred Stock must be guaranteed by a Medallion Signature Guarantor as described above.

The Letter of Transmittal and shares of Preferred Stock should be sent only to the Exchange Agent, and not to the Information Agent, the Company or DTC.

5. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the appropriate box (Box 2 or 3), the name and address to which the Common Stock and/or substitute certificates evidencing shares of Preferred Stock not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders of shares of Preferred Stock tendering shares of Preferred Stock by book-entry transfer may request that shares of Preferred Stock not exchanged be credited to such account maintained at DTC as the holder may designate on this Letter of Transmittal. If no instructions are given, the shares of Preferred Stock not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of shares of Preferred Stock pursuant to the Exchange Offer. If, however, Common Stock issued in exchange for shares of Preferred Stock accepted for tender are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the shares of Preferred Stock or if Common Stock is to be registered in the name of any person other than the person signing the Letter Of Transmittal or, in the case of tender through DTC transmitting instructions through ATOP, or if a transfer tax is imposed for any reason other than the exchange of securities pursuant to the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the tendered shares of Preferred Stock listed in this Letter of Transmittal.

7. Validity of Tenders. The Company expressly reserves the right to terminate the Exchange Offer and not to accept for exchange any shares of Preferred Stock if any of the conditions set forth under “The Exchange Offer—Conditions to the Exchange Offer” have not been satisfied or waived by the Company at its option for any reason on or before 5:00 p.m., New York City time, on the Expiration Date. In all cases, exchange of the shares of Preferred Stock accepted for exchange for Common Stock will be made only after timely receipt by the Exchange Agent of certificates representing the original shares of Preferred Stock, or by confirmation of book-entry transfer, together with a properly completed and duly executed Letter of Transmittal, a manually signed facsimile of the Letter of Transmittal, or satisfaction of DTC’s ATOP procedures, and any other documents required by the Letter of Transmittal.

8. Irregularities. The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Preferred Stock, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular shares of Preferred Stock not properly tendered or to not accept any particular shares of Preferred Stock which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular shares of Preferred Stock either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender shares of Preferred Stock in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular shares of Preferred Stock either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of shares of Preferred Stock for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of shares of Preferred Stock for exchange, nor shall any of them incur any liability for failure to give such notification.

9. No Conditional Tenders. No alternative, conditional or contingent tender of shares of Preferred Stock or transmittal of this Letter of Transmittal will be accepted.

10. Mutilated, Lost, Stolen or Destroyed Certificates for Shares of Preferred Stock. Any holder whose certificates for shares of Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated in this Letter of Transmittal for further instructions.

11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Offer to Exchange or this Letter of Transmittal may be directed to the Information Agent at the address and telephone number indicated in this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

12. Acceptance of Tendered Shares of Preferred Stock and Issuance of Common Stock; Return of Shares of Preferred Stock. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered shares of Preferred Stock as soon as practicable after the Expiration Date and will issue Common Stock for the shares of Preferred Stock as soon as practicable thereafter. For purposes of the Exchange Offer, the Company will be deemed to have accepted tendered shares of Preferred Stock when, as and if the Company has given written or oral notice (immediately followed in writing) of acceptance to the Exchange Agent. If any tendered shares of Preferred Stock are not exchanged pursuant to the Exchange Offer for any reason, those unexchanged shares of Preferred Stock will be returned, without expense, to the tendering holder at the address shown in Box 1 or at a different address as may be indicated in this Letter of Transmittal under “Special Delivery Instructions” (Box 3).

13. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Offer to Exchange under the caption “The Exchange Offer—Withdrawals of Tenders.”

14. Certain Tax Matters. Under U.S. federal income tax law, a tendering holder of any shares of Preferred Stock that are accepted for exchange is required to furnish its taxpayer identification number (“TIN”) on the attached Form W-9 or otherwise establish a basis for exemption from backup withholding. If the holder is an individual, the TIN is his or her Social Security number. If the holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in Part I of the Form W-9, and sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If the holder fails to provide its TIN or otherwise establish an exemption from backup withholding, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and to backup withholding, at a 28% rate, on any reportable payment made by the Company (or its paying agent) within the United States to the holder. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Certain payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In the case of a holder that is a foreign individual, the holder generally must submit to the Exchange Agent a properly completed IRS Form W-8BEN (which may be obtained from the Exchange Agent or on the IRS website at www.irs.gov) to establish his or her exemption from backup withholding with respect to any reportable payment made by the Company (or its paying agent) within the United States to the holder. Foreign holders (other than individuals) may be subject to a 30% backup withholding rate unless such holder establishes its exemption from FATCA, typically on IRS Form W-8BEN-E (which may be obtained from the Exchange Agent or on the IRS website at www.irs.gov), or otherwise complies with FATCA reporting obligations.

For additional guidance, please refer to the attached Form W-9 and Form W-9 General Instructions.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
	3 Check appropriate box for federal tax classification; check only one of the following seven boxes:									4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
	☐ Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)  ▶

      Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐ Other (see instructions)  ▶

Exempt payee code (if any) Exemption from FATCA reporting code (if any) (Applies to accounts maintained outside the U.S.)
	5 Address (number, street, and apt. or suite no.)							Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

● Form 1099-INT (interest earned or paid)

● Form 1099-DIV (dividends, including those from stocks or mutual funds)

● Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

● Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

● Form 1099-S (proceeds from real estate transactions)

● Form 1099-K (merchant card and third party network transactions)

● Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

● Form 1099-C (canceled debt)

● Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien;

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

● An estate (other than a foreign estate); or

● A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not

12

Form W-9 (Rev. 12-2014)	Page 2

been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed

Form W-9 (Rev. 12-2014)	Page 3

Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

● Generally, individuals (including sole proprietors) are not exempt from backup withholding.

● Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

● Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

● Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a) J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Form W-9 (Rev. 12-2014)	Page 4

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax- exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i) (B))	The trust
[1]	List first and circle the name of the person whose number you furnish. If only one person on ajoint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

● Protect your SSN,

● Ensure your employer is protecting your SSN, and

● Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number within sixty (60) days, applicable backup withholding taxes on all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

SIGNATURE	DATE

The exchange agent (the “Exchange Agent”) for the Exchange Offer is:

American Stock Transfer & Trust Company, LLC

By Mail:	By Hand-Delivery, Express Mail, Courier or Other Expedited Service:

American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

For assistance call: (877) 248-6417 or (718) 921-8317

By Facsimile Transmission: (718) 234-5001

Delivery to an address other than as listed above or transmission of instructions via facsimile other than as listed above does not constitute a valid delivery.

The Information Agent for the Exchange Offer is:

D.F. King & Co., Inc.

48 Wall Street—22nd Floor

New York, New York 10005

For assistance call: (800) 821-8780

Banks and Brokerage Firms please call: (212) 493-3910

Questions, requests for assistance and requests for additional copies of this offer to exchange and related letter of transmittal may be directed to the Information Agent.